Venza Gold Corp.

December 2, 2013	810-789 Pender Street Vancouver, BC V6C 1H2
Venza Gold Corp. Announces Worldwide Licence Agreement with Make Sence, Inc., Proposed Private Placement and Change in Officers and Directors

VANCOUVER, British Columbia -- December 2, 2013. Venza Gold Corp. (OTCBB: VZAGF) (“Venza”) is pleased to announce that it has signed a worldwide licencing agreement with Make Sence, Inc. (“Make Sence”) to commercialize Make Sence’s Correlation Technology Platform "CTP" in the education market.  As a result of the worldwide license, Venza will be launching the edForm and edForma portals to serve the complex search requirements of English and Spanish education users. The platform is targeted at the public and private K12 market sectors.

Make Sence, Inc. is providing Venza the unique and patented Correlation Technology Platform. Venza will utilize the CTP to provide a proprietary specific software architecture layer to deliver the edForm and edForma portals dedicated to the needs of the education marketplace.

The Opportunity

When an education user asks a complex question, the major search engine results are quite often unsatisfactory. As a result, the market for “complex education queries” remains un-served or under-served.

About Make Sence, Inc.

Make Sence, Inc., is leading the world-wide commercialization of Correlation Technology. Make Sence partners are developing proprietary vertical market specific software architecture layers that function on top of the Correlation Technology Platform.

Correlation Technology provides enterprises with a revolutionary new way to utilize data, manage information, and develop richer, more in-depth insights into organizations, clients, customers, consumers and markets.

Correlation Technology, Correlation Technology Platform, and Connect The Dots, are trademarks of Make Sence, Inc. All other trademarks are the property of their respective owners.

Patent No	Patent Title
8,140,559	Knowledge Correlation Search Engine
8,126,890	Techniques for knowledge discovery by constructing knowledge correlations using concepts or terms CIP
8,108,389	Techniques for knowledge discovery by constructing knowledge correlations using concepts or terms
8,024,653	Techniques for creating computer generated notes

Proposed Private Placement

Venza is pleased to announce that its board of directors have approved an offering of up to 5,000,000 common shares of Venza (“Shares”), at a price of $0.10 per Share, in separate concurrent private placement offerings as set forth below.

Foreign Offering

Venza’s board of directors approved a private placement offering (the “Foreign Offering”) of up to 4,000,000 Shares pursuant to the provisions of Regulation S of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”).  The offering will be made to persons who are not residents of the United States and are otherwise not “U.S. Persons” as that term is defined in Rule 902(k) of Regulation S of the U.S. Securities Act, and to “accredited investors” as that term is defined under National Instrument 45-106 – Prospectus and Registration Exemptions.

US Offering

Venza’s board of directors also approved a private placement offering (the “US Offering”) of up to 1,000,000 Shares pursuant to the provisions of Rule 506(b) of Regulation D of the U.S. Securities Act. The US Offering will be made to persons who are “accredited investors” as that term is defined under Regulation D of the U.S. Securities Act.

The proceeds of the financing will be used for the ongoing development of the edForm and edForma portals, as well for general working capital of Venza Gold Corp.

The above does not constitute an offer to sell or a solicitation of an offer to buy any of Venza’s securities in the United States. The securities have not been registered under the U.S. Securities Act and may not be offered or sold within the United States or to U.S. persons unless an exemption from such registration is available.

New Executive Officers and Director

The board of directors also announces that Gerald Diakow resigned as the Chief Executive Officer, Chief Financial Officer and President of Venza.  Venza wishes to thank Mr. Diakow for his services as an executive officer of Venza.  Mr. Diakow will continue to serve as a director of Venza.

To fill the vacancy, the board of directors appointed Patrick Fitzsimmons as Chief Executive Officer and President and James Hyland as Chief Financial Officer.  Mr. Fitzsimmons was also appointed as a director of Venza.

Mr. Fitzsimmons brings to the company a significant sales and management track record, gained from a lengthy career in the high-technology marketplace. Mr. Fitzsimmons has represented firms such as NCR, Timeplex, Rogers Cable, Newbridge Networks and AT&T offering a wide range of technology solutions, specifically in the telecommunications and application software sectors. Mr. Fitzsimmons has been responsible for identifying and tailoring leading-edge applications, products and services for specific vertical markets, as well as designing corporate marketing and compensation programs. Mr. Fitzsimmons earned a Diploma in Administrative Management from BC Institute of Technology.

Mr. Hyland has over 20 years of experience as a financial and marketing consultant, a corporate founder and manager of a number of early stage public and private Canadian businesses. His industry expertise includes hospitality, publishing, financial services, technology, mining, alternative energy and healthcare. Mr. Hyland has an extensive network of contacts with the financial community including fund managers, industry analysts and media, throughout North America, the United Kingdom and continental Europe. Mr. Hyland has also worked in advertising with a major mining and resource publication based in Vancouver BC. Mr. Hyland earned a Bachelor of Commerce in Entrepreneurial Management from Royal Roads University of Victoria, BC. Canada.

Corporate Advisory Services

Venza has retained William Davis of Capital Path Securities LLC, based in Middle Island, New York for corporate advisory services. Mr. Davis will be compensated by way of issuing 200,000 common shares.

About Venza Gold Corp.

Venza is commercializing the Correlation Technology Platform in the education market. Venza has acquired a worldwide license utilizing the CTP in Education. The platform is targeted at the public and private K12 market sectors.

Utilizing the unique and patented Correlation Technology Platform as the basis for addressing education resources, edForm is able to open accurate and unique views on silos of documents for education users not available today.

The edForm and edForma education portal transforming the way students and teachers utilize learning resources on a global basis.

On behalf of the Board,

Patrick Fitzsimmons, President, CEO & Director

This press release contains forward-looking statements. Forward-looking statements are subject to risks, uncertainties and assumptions and are identified by words such as "expects", "intends", "estimates", "projects", "anticipates", "believes", "could", and other similar words. All statements addressing product performance, events, or developments that Venza Gold Corp. expects or anticipates will occur in the future are forward-looking statements. Because the statements are forward-looking, they should be evaluated in light of important risk factors and uncertainties. In particular, there is no assurance that Venza will complete any or all of the proposed private placement financings.  Should one or more of these risks or uncertainties materialize, or should any of Venza Gold Corp. exchange, securities commission or other regulatory body has reviewed nor accepts responsibility for the adequacy or accuracy of this release’s underlying assumptions prove incorrect, actual results may vary materially from those currently anticipated. In addition, undue reliance should not be placed on Venza Gold Corp.'s forward-looking statements. Except as required by law, Venza Gold Corp. disclaims any obligation to update or publicly announce any revisions to any of the forward-looking statements contained in this press release. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those anticipated in such statements. No stock exchange, securities commission or other regulatory body has reviewed nor accepts responsibility for the adequacy or accuracy of this release.

CONTACT INFORMATION

Venza Gold Corp.
Patrick Fitzsimmons
President & CEO
patrick@corecomm.co
(604) 700-9324

Venza Gold Corp.

Jamie Hyland

Principal Financial Officer

jhyland@corecomm.co

Cell: (604) 442-2425